SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED) : MAY 6, 2003

                              COMMISSION FILE NO. 000-20172



                       AMERICAN INTERNATIONAL ASSETS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



              UTAH                                       31-1190725
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(STATE  OR  OTHER  JURISDICTION  OF          (IRS EMPLOYER  IDENTIFICATION  NO.)
INCORPORATION  OR  ORGANIZATION)



           135-27 38th Avenue., Suite 328, Flushing, New York 11354
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                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                  (718) 762-6226
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                           (ISSUER  TELEPHONE NUMBER)

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ITEM  4.     CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.

Effective May 9, 2003, the client-auditor relationship between American International Assets, Inc. (the "Company") and Bierwolf, Nilson & Associates ("Bierwolf") ceased as the former accountant was dismissed. On May 6, 2003, the Company engaged George Xu as its principal independent public accountant.

George Xu is succeeding Bierwolf. Bierwolf's report on the financial statements of the Company for the years ended December 31, 2001 and December 31, 2002 and any later interim period up to and including the date the relationship with Bierwolf ceased, did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audit of the Company's two most recent fiscal years ending December 31, 2002 and any later interim period, including the interim period up to and including the date the relationship with Bierwolf ceased, there have been no disagreements with Bierwolf on any matters of accounting principles or practices, financial statement disclosure of auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Bierwolf would have caused Bierwolf to make reference to the subject matter of the disagreement(s) in connection with its report on the Company's financial statements. During Bierwolf's involvement with the Company, there have been no reportable events as defined in Item 301(a)(1)(v) of Regulation S-K.

The Company has authorized Bierwolf to respond fully to any inquiries of any new auditors hired by the Company relating to their engagement as the Company's independent accountant. The Company has requested that Bierwolf review the disclosure and Bierwolf has been given an opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respect in which it does not agree with the statements made by the Company herein. Such letter will be filed as an exhibit to this Report when it is received.

The Company has not previously consulted with George Xu regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) any matter that was either the subject matter of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Bierwolf, the Company's previous independent accountant, as there were no such disagreements or any other reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K) from the date of initial representation by Bierwolf through December 31, 2002 and any later interim period, including the interim period up to and including the date the relationship with Bierwolf ceased. Neither has the Company received any written or oral advice concluding there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing, or financial reporting issue. George Xu has reviewed the disclosure required by Item 304(a) before it was filed with the Commission and has been provided an opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respects in which it does not agree with the statements made by the Company in response to Item 304(a). George Xu did not furnish a letter to the Commission.

c)  Exhibits:

     15.1  Letter  from  BIERWOLF,  NILSON  &  ASSOCIATES To Be Provided


                                   Signatures

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


AMERICAN  INTERNATIONAL  ASSETS,  INC.

May  12,  2003
/s/Nicholas  Hsu
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Nicholas  Hsu
Chief  Executive  Officer

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